                          SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                  FEBRUARY 27, 1998
                   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             BRAUN'S FASHIONS CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                              0-19972                        06-1195422
(STATE OR OTHER                (COMMISSION FILE NUMBER)            (IRS EMPLOYER
JURISDICTION OF                                                      IDENTIFICA-
INCORPORATION)                                                         TION NO.)


                                2400 XENIUM LANE NORTH
                              PLYMOUTH, MINNESOTA  55441
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    (612) 551-5000
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

     On February 27, 1998, the Company issued a press release regarding the implementation of a management succession plan. In accordance with that plan, the Company announced the election of William J. Prange as Chief Executive Officer. Nicholas H. Cook, the Company's Chief Executive Officer since 1990, will continue as Chairman of the Board. Herbert D. Froemming, the Company's Vice Chairman and Chief Financial Officer, has chosen to take early retirement and will continue with the Company over the next few months to facilitate an orderly transition. In connection with the succession plan, Andrew K. Moller has been promoted to Vice President of Finance and Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1.


ITEM 7. EXHIBITS.

10.1 Management Succession and Separation Agreement by and between Brauns Fashions Corporation and Nicholas H. Cook dated as of February 26, 1998

10.2 Management Succession and Separation Agreement by and between Brauns Fashions Corporation and Herbert D. Froemming dated as of February 26, 1998

99.1  Press release dated February 27, 1998

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 1998
                                   BRAUN'S FASHIONS CORPORATION
                                   (Registrant)


                                   By:/s/ ANDREW K. MOLLER
                                      -------------------------------
                                          Andrew K. Moller
                                          Chief Financial Officer




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